united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Class I Shares – LSEIX

Annual Report

September 30, 2019

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.persimmonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Persimmon Capital Management Annual Shareholder Letter (Unaudited) 3821-NLD-10/29/2019

Dear Fellow Shareholders:

We are pleased to provide you with this fiscal year-end update for the Persimmon Long Short Fund.

Annual Review

Following the minor correction in the first quarter of 2018, the markets continued to exhibit out sized volatility with another selloff in the fourth calendar quarter of 2018 and a subsequent reversal of the losses in the first few weeks of 2019. The final six months ended September 30, 2019 were a struggle for the markets as there were some fits and starts but no true direction established. The market action oscillating between correction and all-time high has resulted in a mostly directionless market with outsized volatility. The past 12 months ended September 30, 2019 has seen the S&P 500 Index deliver a total return inclusive of dividends of 4.25% while the Russell 2000 index has depreciated by 8.92%. International markets did not fare much better as both developed and emerging markets fell with the MSCI EAFE down 0.75% and the MSCI emerging markets index down 1.69%.

As markets experienced a turbulent year with significant volatility the Fund also underwent substantial change. As a recap, the investment team initiated the transition of the Fund’s underlying structure from a multi-manager approach to a single standalone strategy. During the year and a half of trading our internal strategy alongside the four other sub-advisers, we demonstrated an ability to quickly manage risk and while seeking limit the magnitude of losses in two market corrections. In contrast, each of our sub-advisers managed market directional strategies, which suffered significant impairments ranging from 15% to 20%. Since the inception of the Fund we have always been of the belief that the optimal means of achieving long term growth is to “Win by not Losing” and we felt that our internal strategy was better equipped to deliver performance more aligned with this core belief.

Performance was disappointing on the year led by losses incurred during the final months of our multi-manager structure. During the first six months of the semi-annual period ended March 31, 2019, which incorporates the market drawdown as well as the subsequent recovery, the S&P 500 Index remained approximately 1.72% below the end of the prior fiscal year. The fund exited this period down 7.09% driven by the selloff of October through November prior to the full transition to a single strategy on December 1, 2018. From the September 26th market top through the end of November 2018, our two sub-advisors fell 10.78% and 16.10%, which accounted for virtually all the Fund’s losses during the period as our internal strategy depreciated 0.73%. In hindsight we were too slow in transitioning the Fund to our internal strategy to avoid the losses but did avoid the final month of the sell off when both former sub-adviser strategies declined an additional 4.53% and 4.64% while the Fund fell only 1.60%.

The final six months of the fiscal year ended September 30, 2019 rhymed with the first but to a much smaller magnitude. For the month ended May 31, 2019, markets experienced a pullback of 6.35% and 7.78% for the S&P 500 and Russell 2000 respectively. This bout of volatility marked the first opportunity to demonstrate our strategy’s ability to navigate these markets as a single strategy portfolio. The Fund limited losses to 1.97% for the month ended May 31, 2019 and was able to participate in the recovery in June to the tune of 2.31% coming out ahead 34bps, as of June 30, 2019. In markets that are failing to move substantially one way or the other we expect our strategy to grind out small gains. The Fund may miss out on some performance opportunities from time to time, but we don’t want to chase markets that we believe are exhibiting outsized volatility or asymmetric risk on the downside. We have managed the portfolio in the current environment by investing primarily within a net exposure range of 20-60% as we would rather be conservative while seeking to manage risk than be wrong and take dramatic markdowns on riskier positions and exposures.

We believe that our strategy offers the potential to add substantial value to a diversified equity allocation as a risk dampening mechanism. We expect equity markets to continue to demonstrate higher dispersion and dislocation in returns across market capitalizations and present abundant short opportunities in sectors that have reached extended valuations.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Annual Shareholder Letter (Unaudited) 3821-NLD-10/29/2019

Risk aware managers may be better positioned to deliver significant alpha as active risk management may mitigate losses allowing portfolios to remain near their all-time high levels.

The following table summarizes returns of the Fund alongside the S&P 500 Total Return Index and the HFRX Equity Hedge Index:

As of September 30th
	YTD	1 Year	Annualized 3 Year	Annualized 5 Year	Annualized Inception to Date*
Persimmon Long/Short Fund – LSEIX	2.65%	-6.72%	2.14%	1.73%	2.75%
HFRX Equity Hedge Index	7.82%	-1.40%	2.73%	1.03%	2.54%
S&P 500 Total Return Index	20.55%	4.25%	13.39%	10.84%	13.85%

*	Inception Date 12/31/2012

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn

Art Holly

Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The performance data quoted here represents past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least January 31, 2020, to ensure that net annual, operating expenses of the Class I Shares will not exceed 2.49% respectively, subject to the possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Without these waivers, the Class I shares total annual operating expenses would be 3.68% as outlined in the January 28, 2019 Prospectus. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses.

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Annual Shareholder Letter (Unaudited) 3821-NLD-10/29/2019

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Long/Short Fund
Portfolio Review (Unaudited)
September 30, 2019

The Fund’s performance figures* for the period ended September 30, 2019, as compared to its benchmark:

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(12/31/2012)
Persimmon Long Short Fund - Class I	(6.72)%	1.73%	2.75%
HFRX Equity Hedge Index **	(1.40)%	1.03%	2.54%
S&P 500 Total Return Index ***	4.25%	10.84%	13.85%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value on September 30, 2019. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual gross operating expenses as stated in the fee table of the Fund’s prospectus dated January 28, 2019 are 3.68% for Class I Shares. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. Total returns would have been lower had the advisor not waived a portion of its fees or reimbursed certain expenses. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. You cannot invest directly in an index.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Asset Class	% of Net Assets
Exchanged-Traded Funds	62.2%
Common Stock	30.6%
Short-Term Investment	5.2%
Other Assets In Excess of Liabilities	2.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 30.6%
	AEROSPACE/DEFENSE - 0.6%
565	Teledyne Technologies, Inc. *	$181,924

	APPAREL - 0.5%
1,523	NIKE, Inc.	143,040

	BUILDING MATERIALS - 1.1%
1,711	Armstrong World Industries, Inc.	165,454
517	Martin Marietta Materials, Inc.	141,710
		307,164
	CHEMICALS - 0.5%
291	Sherwin-Williams Co.	160,012

	COMMERCIAL SERVICES - 6.8%
3,145	Booz Allen Hamilton Holding Corp.	223,358
1,394	Bright Horizons Family Solutions, Inc. *	212,585
971	Cintas Corp.	260,325
270	CoStar Corp. *	160,164
1,687	FTI Consulting, Inc. *	178,805
1,313	Global Payments, Inc.	208,767
3,325	IHS Markit Ltd. *	222,376
717	S&P Global, Inc.	175,651
1,857	Verisk Analytics, Inc.	293,666
		1,935,697
	COSMETICS/PERSONAL CARE - 0.5%
789	Estee Lauder Companies, Inc.	156,971

	DIVERSIFIED FINANCIAL SERVICES - 2.5%
5,372	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	156,594
2,618	Intercontinental Exchange, Inc.	241,563
4,518	Pennymac Financial Services, Inc. *	137,257
1,064	Visa, Inc.	183,019
		718,433
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
1,776	Generac Holdings, Inc. *	139,132

	ELECTRONICS - 0.9%
2,096	Brady Corp.	111,193
1,718	Watts Water Technologies, Inc.	161,028
		272,221
	ENGINEERING & CONSTRUCTION - 0.6%
2,583	Exponent, Inc.	180,552

	ENTERTAINMENT - 0.4%
984	Churchill Downs, Inc.	121,480

	FOOD - 0.4%
2,940	Chefs’ Warehouse, Inc. *	118,541

	HEALTHCARE-PRODUCTS - 1.8%
401	Teleflex, Inc.	136,240
1,420	West Pharmaceutical Services, Inc.	201,384
		337,624
	HEALTHCARE-SERVICES - 1.0%
451	Chemed Corp.	188,324
1,127	Medplace Holdings, Inc. *	94,713
		283,037

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 30.6% (Continued)
	INSURANCE - 2.5%
4,098	Arch Capital Group Ltd. *	$172,034
2,333	Arthur J Gallagher & Co.	208,967
3,092	James River Group Holdings Ltd.	158,434
930	Willis Towers Watson PLC	179,462
		718,897
	INTERNET - 0.7%
1,588	CDW Corp.	195,705

	MACHINERY-DIVERSIFIED - 0.4%
1,512	Albany International Corp.	136,322

	MINING - 0.5%
3,453	Kirkland Lake Gold Ltd.	154,694

	PHARMACEUTICALS - 0.7%
1,644	Zoetis, Inc.	204,826

	PRIVATE EQUITY - 0.3%
3,307	Carlyle Group LP	84,527

	REAL ESTATE INVESTMENT TRUSTS - 1.9%
982	American Tower Corp.	217,150
7,385	Essential Properties Realty Trust, Inc.	169,190
3,848	Rexford Industrial Realty, Inc.	169,389
		555,729
	RETAIL - 2.9%
876	Costco Wholesale Corp.	252,384
1,367	Floor & Deocr Holdings, Inc. *	69,922
1,042	Group 1 Automotive, Inc.	96,187
642	Home Depot, Inc.	148,957
1,893	Starbucks Corp.	167,379
899	Target Corp.	96,112
		830,941
	SEMICONDUCTORS - 1.2%
2,636	Entegris, Inc.	124,050
1,667	Inphi Corp. *	101,770
794	KLA - Tencor Corp.	126,604
		352,424
	SOFTWARE - 0.7%
1,645	Fidelity National Information Services, Inc.	218,390

	TELECOMMUNICATIONS - 0.8%
1,612	Nice Ltd. - ADR *	231,805

	TOTAL COMMON STOCK (Cost - $7,905,374)	8,740,088

	EXCHANGE-TRADED FUNDS - 62.2%
	EQUITY FUNDS - 62.2%
5,069	Invesco Solar ETF	148,877
5,946	iShares MSCI Japan ETF	337,376
2,796	SPDR Gold Shares *	388,281
56,942	SPDR S&P 500 ETF Trust	16,898,677
	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,059,107)	17,773,211

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	SHORT-TERM INVESTMENT - 5.2%
	MONEY MARKET FUND - 5.2%
1,478,998	Fidelity Investments Money Market Fund - Institutional Class, 1.86% +	$1,478,998
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,478,998)

	TOTAL INVESTMENTS 98.0% (Cost - - $25,443,479)	$27,992,297
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%	557,145
	NET ASSETS - 100.0%	$28,549,442

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

Number of		Notional	Expiration	Unrealized
Contracts	Description	Amount	Date	Appreciation
	SHORT FUTURES CONTRACTS - 0.7%
16	E-Mini Russell 2000	$1,220,000	12/20/2019	$29,320
6	NASDAQ 100 E-Mini	932,460	12/20/2019	14,820
6	S&P Mid 400 E-Mini	1,162,800	12/20/2019	10,060
105	S&P 500 E-Mini	15,637,125	12/20/2019	137,213
	NET UNREALIZED APPRECIATION FROM SHORT FUTURE CONTRACTS			191,413

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities, at cost	$25,443,479
Investment securities, at fair value	$27,992,297
Segregated cash at broker	441,351
Receivable for securities sold	177,330
Dividends and interest receivable	90,328
Unrealized appreciation on short futures contracts	191,413
Prepaid expenses	1,169
TOTAL ASSETS	28,893,888

LIABILITIES
Payable for securities purchased	239,330
Investment advisory fees payable	64,475
Payable to related parties	4,686
Accrued expenses and other liabilities	35,955
TOTAL LIABILITIES	344,446
NET ASSETS	$28,549,442

COMPOSITION OF NET ASSETS:
Paid in capital	$26,044,097
Accumulated Earnings	2,505,345
NET ASSETS	$28,549,442

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$28,549,442
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,833,364
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.08

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Dividends	$410,580
Interest	69,539
Less: Foreign withholding taxes	(318)
TOTAL INVESTMENT INCOME	479,801

EXPENSES
Advisory fees	532,068
Interest expenses	66,738
Administrative services fees	38,939
Transfer agent fees	30,354
Accounting services fees	26,806
Compliance officer fees	24,965
Dividends on securities sold short	23,294
Legal fees	21,039
Trustees fees and expenses	17,413
Audit fees	18,753
Printing and postage expenses	11,588
Custodian fees	7,431
Broker fees	2,260
Third party administrative servicing fees	360
Miscellaneous expenses	5,294
TOTAL EXPENSES	827,302
Fees recaptured by the Advisor	13,777
TOTAL NET EXPENSES	841,079

NET INVESTMENT LOSS	(361,278)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	413,229
Securities sold short	1,583,993
Options contracts purchased	(6,383)
Futures contracts	(910,356)
Net Realized Gain	1,080,483

Net change in unrealized appreciation (depreciation) on:
Investments	(2,410,447)
Securities sold short	(589,748)
Options contracts purchased	(20,113)
Futures contracts	163,028
Net Change in Unrealized Depreciation	(2,857,280)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,776,797)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,138,075)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

FROM OPERATIONS
Net investment loss	$(361,278)	$(828,088)
Net realized gain from investments, securities sold short, options contracts purchased, futures contracts, and foreign currency transactions	1,080,483	122,330
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options contracts purchased, and futures contracts	(2,857,280)	2,323,528
Net increase (decrease) in net assets resulting from operations	(2,138,075)	1,617,770

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid*:
Class I	(966,781)	—
From net realized gains:
Class I	—	(1,384,825)
Total distributions to shareholders	(966,781)	(1,384,825)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	643,320	10,002,466
Net asset value of shares issued in reinvestment of distributions:
Class I	966,781	1,384,825
Payments for shares redeemed:
Class I	(1,589,287)	(3,065,463)
Net increase from shares of beneficial interest transactions	20,814	8,321,828

NET INCREASE (DECREASE) IN NET ASSETS	(3,084,042)	8,554,773

NET ASSETS
Beginning of Year	31,633,484	23,078,711
End of Year **	$28,549,442	$31,633,484

SHARE ACTIVITY
Class I:
Shares Sold	64,591	925,718
Shares Reinvested	97,458	129,787
Shares Redeemed	(158,365)	(280,859)
Net increase in shares of beneficial interest outstanding	3,684	774,646

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information.

**	Net - Assets - End of Year includes distributions in excess of net investment loss of ($632,954) as of September 30, 2018.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015

Net asset value, beginning of year	$11.18	$11.23	$10.41	$10.90	$11.02

Income (loss) from investment operations:
Net investment loss (1)	(0.13)	(0.31)	(0.28)	(0.37)	(0.33)
Net realized and unrealized gain (loss) on investments (2)	(0.63)	0.93	1.10	0.40	0.56
Total from investment operations	(0.76)	0.62	0.82	0.03	0.23

Less distributions from:
Net realized gains	(0.34)	(0.67)	—	(0.52)	(0.35)
Total distributions	(0.34)	(0.67)	—	(0.52)	(0.35)

Net asset value, end of year	$10.08	$11.18	$11.23	$10.41	$10.90

Total return (3)	(6.72)%	5.80%	7.88%	0.17%	2.17%

Net assets, at end of year (000s)	$28,549	$31,633	$23,079	$27,518	$28,549

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets before fee waiver/recapture (4)(6)(7)	2.85%	3.88%	4.17%	4.33%	3.93%

Ratio of net expenses to average net assets after fee waiver/recapture (6)(7)	2.90%	3.69%	3.86%	4.33%	3.93%

Ratio of net investment loss to average net assets before fee waiver/recapture (5)(7)	(1.20)%	(2.96)%	(2.97)%	(3.56)%	(2.97)%

Ratio of net investment loss to average net assets after fee waiver/recapture (5)(7)	(1.24)%	(2.78)%	(2.66)%	(3.44)%	(2.97)%

Portfolio Turnover Rate	326%	263%	86%	207%	214%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net assets value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions, if any. Total returns would have been lower absent the fee waiver.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the Advisor.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets	2.53%	2.93%	3.09%	2.89%	2.99%
Net expenses to average net assets	2.58%	2.75%	2.78%	2.89%	2.99%

(7)	Ratio does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks long-term capital appreciation.

The Fund offers Class I shares. Effective May 25, 2016, sales and operations of Class A shares of the Fund were suspended. A principal of the investment advisor solely held the Class A shares for the period from October 1, 2015 to May 25, 2016. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. Class I shares are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” including FASB Accounting Standards Updates (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$8,740,088	$—	$—	$8,740,088
Exchange-Traded Funds	17,773,211	—	—	17,773,211
Short-Term Investment	1,478,998	—	—	1,478,998
Total	$27,992,297	$—	$—	$27,992,297

Derivatives*
Futures	$191,413		$—	$191,413
Total	$191,413	$—	$—	$191,413

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year. There were no transfers between Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2016-2018) or expected to be taken in the Fund’s 2019 returns. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $75,907,122 and $76,889,769, respectively.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Segregated Cash at Broker – The Fund, as of September 30, 2019, has $441,351 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of September 30, 2019, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the year ended September 30, 2019:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Futures contracts	Equity	Unrealized appreciation on futures contracts	$191,413

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized loss on futures contracts
Net realized loss on option contracts purchased
Net change in unrealized appreciation on futures contracts
Net change in unrealized depreciation on option contracts purchased

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

		Realized loss on	Change in unrealized
		futures contracts and	appreciation (depreciation) on
		options contracts	futures contracts and options
Derivative Investment Type	Primary Risk Exposure	purchased	contracts purchased
Futures	Equity	$(910,356)	$163,028
Options Contracts Purchased	Equity	(6,383)	(20,113)

Offsetting of Financial Assets and Derivative Assets – The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2019 for the Fund.

Gross Amounts Not Offset in the
Assets				Statement of Assets & Liabilities
Net Amounts of Assets
	Gross Amounts of	Gross Amounts of	Presented in the Statement	Financial	Cash Collateral
Description	Recognized Assets	Recognized Liabilities	of Assets & Liabilities (1)	Instruments	Pledged		Net Amount
Futures contracts	$191,413	$—	$191,413	$—	$—	(2)	$191,413

(1)	Value as presented in the Portfolio of Investments

(2)	Total collateral pledged at broker at September 20, 2019 was $441,351

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). Infinitas Capital, LLC, Weatherbie Capital, LLC, Inc., and Bank of New York Mellon Asset Management North America Corp., served as a sub-advisor to the Fund during the year ended September 30, 2019.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.75% of the average daily net assets. Prior to February 1, 2019, the Fund paid the Advisor at an annual rate of 1.99% of the Fund’s average daily net assets. For the year ended September 30, 2019, the advisory fees incurred by the Fund amounted to $532,068.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2020, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses (such as litigation expenses, which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor) will not exceed 2.49% of the daily average net assets attributable to Class I shares. Prior to February 1, 2019, the Advisor contractually agreed to waive all or part of its advisory fees or absorb expenses so that the total annual operating expenses did not exceed 2.75% of the Fund’s average daily net assets. The Advisor may seek reimbursement only for fees waived or expenses paid by it during the prior three years; provided, however, that such fees and expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). Reimbursements will only be sought if total expenses remain below the expenses limitation in place now or at the time of waiver or reimbursement. The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2019, the Advisor recaptured expenses in the amount of $13,777. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2020	$59,303
2021	55,016
2022	—
Total	$114,319

Northern Lights Distributors, LLC (“NLD” or the “Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class I shares. During the year ended September 30, 2019, the Distributor did not receive any underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2019, are as follows:

Cost for Federal Tax purposes	$25,553,290

Unrealized Appreciation	2,573,566
Unrealized Depreciation	(134,559)
Tax net Unrealized Appreciation	$2,439,007

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$—	$—
Long-Term Capital Gain	966,781	1,384,825
Return of Capital	—	—
	$966,781	$1,384,825

As of September 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Post October	Capital
Undistributed	Undistributed	Loss	Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$351,065	$(249,006)	$—	$(35,721)	$2,439,007	$2,505,345

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for real estate investment trusts and mark-to-market on open Section 1256 futures and options contracts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $249,006. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Loss)
$(753,024)	$753,024

7.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than sixty days. The redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended September 30, 2019, the Fund earned $0 in redemption fees.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. The amendments have been adopted with these financial statements.

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Fund will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2019, the Fund has invested 59.2% of net assets into SPDR S&P 500 ETF Trust.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Persimmon Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Persimmon Long/Short Fund (the Fund), a series of Northern Lights Fund Trust III, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for each of the periods ended September 30, 2016 and September 30, 2015 for Persimmon Long/Short Fund were audited by other auditors whose reports expressed unqualified opinions on those statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the fund since 2017.

Denver, Colorado

November 27, 2019

Persimmon Long/Short Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2019 and ended September 30, 2019.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Expenses

Table 2 “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short/Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual Expenses	Expense Ratio **	Account Value	Value	Period
	4/1/19 - 9/30/19	4/1/2019	9/30/2019	4/1/19 - 9/30/19
Class I	2.51%	$1,000.00	$1,004.00	$12.59

	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical Expenses	Expense Ratio **	Account Value	Value	Period *
	4/1/19 - 9/30/19	4/1/2019	9/30/2019	4/1/19 - 9/30/19
Class I	2.51%	$1,000.00	$1,012.50	$12.65

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/19-NLFT III-v2

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012-2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

9/30/19-NLFT III-v2

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

Rev. February 2014

PRIVACY NOTICE
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (402) 493-4603
Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
VEVA 14, Suite 102
Blue Bell, PA 19422

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $15,500

2018 – $14,850

(b)	Audit-Related Fees

2019 - None

2018 – None

(c)	Tax Fees

2019 - $3,300

2018 – $3,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,300

2018 - $3,250

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/09/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/09/19

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/09/19